March 23, 2005


Dear Stockholder:

         We invite you to attend the Annual Meeting of Stockholders (the "Meeting") of FirstFed Bancorp, Inc. (the "Company") to be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 26, 2005, at 4:30 p.m., local time.

         The attached Notice of Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the Company's operations for fiscal 2004. Directors and officers of the Company, as well as representatives of the Company's independent auditors, will be present to respond to any questions the stockholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Meeting.

                                         Sincerely,


                                         B. K. Goodwin, III
                                         Chairman of the Board, Chief Executive
                                         Officer and President

                             FIRSTFED BANCORP, INC.
                            1630 Fourth Avenue North
                             Bessemer, Alabama 35020
                                 (205) 428-8472

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 26, 2005
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FirstFed Bancorp, Inc. (the "Company") will be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 26, 2005, at 4:30 p.m., local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the following matters:

                  (i) The election of two directors of the Company for terms of three years; and

                  (ii) The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 10, 2005, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Lynn J. Joyce
                                        Secretary
Bessemer, Alabama
March 23, 2005


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                       OF

                             FIRSTFED BANCORP, INC.

                            1630 Fourth Avenue North
                             Bessemer, Alabama 35020

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2005

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FirstFed Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 26, 2005, at 4:30 p.m., local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 23, 2005.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for director set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Meeting, and with respect to any other matter presented to the Meeting if notice of such matter has not been delivered to the Company in accordance with the Bylaws. If any other business is presented at the Meeting as to which proxies in the accompanying form confer discretionary authority, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to Lynn J. Joyce, Secretary of the Company, at the address shown above, by filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. A proxy will not be voted if a stockholder attends the Meeting and votes in person. However, the mere presence of a stockholder at the Meeting will not, by itself, revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                                VOTING SECURITIES
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 10, 2005 (the "Record Date") are entitled to one vote for each share of the Company's common stock, par value $.01 per share (the "Common Stock"), then held, except that pursuant to the Company's Certificate of Incorporation, beneficial owners of shares of Common Stock exceeding 10% of the then-outstanding shares of Common Stock are not permitted to vote such excess shares. As of the Record Date, the Company had 3,258,062 shares of Common Stock issued, of which 2,428,114 shares were outstanding. The presence, in person or by proxy, of the holders of record of shares of capital stock of the Company entitling the holders to cast a majority of the votes entitled to be cast is necessary to constitute a quorum at the Meeting.

--------------------------------------------------------------------------------
        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

PRINCIPAL OWNERS OF COMMON STOCK

         Persons and groups beneficially owning more than 5% of the Common Stock are required under federal securities laws to file certain reports with the Securities and Exchange Commission ("SEC") detailing such ownership. The following table sets forth information, as of the Record Date, with respect to any person, including any group of persons, known by the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.


                  Name and Address of                Amount and Nature of               Percent of Common
                   Beneficial Owner                 Beneficial Ownership(1)             Stock Outstanding
                   ----------------                 --------------------                ----------------
         First Financial Bank
         Employee Stock Ownership Plan and Trust
            1630 Fourth Avenue North
            Bessemer, Alabama 35020                           185,983 (2)                         7.66%

         The Trust Company of Sterne, Agee & Leach, Inc.
            800 Shades Creek Parkway, Ste. 125
            Birmingham, Alabama 35209                         426,019 (3)                        17.55%

         First Financial Fund, Inc. (4)
            1680 38th Street, Ste. 800
            Boulder, Colorado 80301                           252,000                            10.38%

----------
(1) Based on information furnished by the respective beneficial owners. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, if that person either has, or shares, voting or investment power with respect to such Common Stock, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals exercise sole voting and investment power over the shares of the Common Stock.

(2) Shares of Common Stock initially were acquired by the Employee Stock Ownership Plan and Trust ("ESOP") in connection with the mutual-to-stock conversion of First Federal Savings Bank ("First Federal"), the Company's wholly-owned thrift subsidiary which merged with and into First Financial Bank ("First Financial"), the Company's wholly-owned commercial bank subsidiary, in 2002. A committee consisting of all directors of the Company administers the ESOP. The Trust Company of Sterne Agee & Leach, Inc. ("The Trust Company"), an unrelated corporate trustee for the ESOP (the "ESOP Trustee"), has been appointed by the Board of Directors, which may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. Shares held by the ESOP and allocated to participating employees must be voted in accordance with the instructions received from the participating employees. Unallocated shares, and allocated shares for which no instruction has been received, will be voted in the same proportion as the allocated shares for which instruction has been received. As of the Record Date, 159,624 shares of Common Stock in the ESOP had been allocated to participating employees, and, therefore, the ESOP Trustee will vote the remaining 26,359 unallocated shares in the same proportion as allocated shares.

(3) The Trust Company is the beneficial owner of 185,983 shares as the ESOP Trustee. See footnote 2 above. The Trust Company is also the beneficial owner of 240,036 shares as trustee for the FirstFed Bancorp, Inc. Deferred Compensation Plan. As trustee of such plans, The Trust Company has the power to vote, or to direct the vote, of 426,019 shares, and the power to dispose, or to direct the disposition, of 399,660 shares.
(4) As reported in the latest Schedule 13G filed by such persons, First Financial Fund, Inc. is a registered closed-end investment company which has sole voting and shared dispositive power with respect to 252,000 shares, and Wellington Management Company, LLP is the investment adviser to First Financial Fund, Inc.

STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the executive officers named in the Summary Compensation Table and by all executive officers and directors as a group.

                                         Amount and Nature of                Percent of Common
     Name                                Beneficial Ownership(1)            Stock Outstanding
     ----                                --------------------               -----------------
Fred T. Blair                                   44,314                            1.81%
B. K. Goodwin, III                             121,973 (2)                        4.87%
James B. Koikos                                 58,002                            2.37%
E. H. Moore, Jr.                                94,609                            3.87%
James E. Mulkin                                 97,732                            4.00%
G. Larry Russell                                64,480                            2.64%
Lynn J. Joyce                                   64,911 (2)                        2.63%

All directors and executive officers as
     a group (7 persons)                       546,021 (2)                       20.78%

----------
(1) For the definition of beneficial ownership, see footnote 1 to the previous table. Includes certain shares of Common Stock owned by businesses in which the director or executive officer is an officer or major stockholder or by spouses, by immediate family members, or as a custodian or trustee for minor children, over which shares the director or executive officer effectively exercises sole, or shares, voting and/or investment power, unless otherwise indicated. Includes 15,044 shares, 78,910 shares, 23,786 shares, 17,044 shares, 12,174 shares, 14,471 shares, 38,518 shares and 199,947 shares of Common Stock, as to which shares Directors Blair, Goodwin, Koikos, Moore, Mulkin and Russell, and Mrs. Joyce and all executive officers and directors as a group, respectively, have the right to purchase pursuant to stock options exercisable within 60 days after the Record Date. Includes 401 shares of Common Stock for Mrs. Joyce pursuant to the Company's Incentive Compensation Plan (the "Incentive Plan") as to which shares such officer has voting power.

(2) Includes 14,271 shares, 13,978 shares and 28,249 shares of Common Stock owned by the ESOP and allocated to the accounts of Mr. Goodwin, Mrs. Joyce and all executive officers as a group, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on the Company's review of the copies of ownership reports which it has received in the past fiscal year, or written representations from officers, from directors or from persons who own more than 10% of the Common Stock that no annual report of change in beneficial ownership was required, the Company believes that during the fiscal year ended December 31, 2004, all the filing requirements applicable to such persons have been timely met except that a report on Form 4 of a grant of stock options and restricted stock was not filed on a timely basis for each of the Company's directors and executive officers (named above), but all such reports were subsequently filed.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation and Bylaws of the Company provide that the number of directors shall be such number as the Board of Directors shall designate. The Board of Directors has resolved that the number of directors be six members. Mr. Malcolm E. Lewis serves as Directors Emeritus of the Company.

         The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period and until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of Directors has nominated for election as director James B. Koikos and E.
H. Moore, Jr., both of whom are currently members of the Board, to each serve as a director for a three-year term and until his successor is elected and has qualified. Under Delaware law, directors are elected by a plurality of the votes present in person or by proxy and entitled to vote on the election of directors.

         It is intended that the persons named in the proxies solicited by the Board of Directors will be voted for the election of the named nominees. If either nominee is unable to serve, the shares represented by all properly executed proxies that have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

         The Board of Directors recommends a vote "FOR" election as directors of all the nominees listed below.

         The following table sets forth certain information regarding each of the Company's directors. Each director of the Company is also a member of the Board of Directors of First Financial.

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2008

                                                                                      Current
                                      Age at               Year First Elected as      Term to
                  Name              Record Date                 Director(1)           Expire
                  ----              -----------                 --------              ------
         James B. Koikos                66                        1995                 2005
         E. H. Moore, Jr.               70                        1991                 2005

                                      DIRECTORS CONTINUING IN OFFICE
                                                                                     Current
                                      Age at               Year First Elected as      Term to
                  Name              Record Date                 Director(1)           Expire
                  ----              -----------                 --------              ------
         Fred T. Blair                  76                        1968                 2006
         G. Larry Russell               54                        1990                 2006

         B. K. Goodwin, III             52                        1995                 2007
         James E. Mulkin                74                        1992                 2007

----------
(1) Includes term of office as director of First Federal Savings Bank ("First Federal") prior to formation of the Company as the holding company for First Federal in 1991.

         Unless otherwise stated, the principal occupation of each director of the Company for the last five years is set forth below.

         James B. Koikos. Mr. Koikos is a restaurateur. He is owner/partner of the Bright Star Restaurant, Bessemer, Alabama.

         E. H. Moore, Jr. Mr. Moore is President and owner of Buddy Moore Trucking, Inc. in Birmingham, Alabama.

         Fred T. Blair. Mr. Blair is retired. On January 1, 1996, Mr. Blair retired from his positions as Chairman of the Board, President and Chief Executive Officer of the Company and First Federal. He had served as President and Chief Executive Officer of the Company since its inception in 1991 and of First Federal since 1968 and Chairman since 1995.

         G. Larry Russell. Mr. Russell is a self-employed Certified Public Accountant in Bessemer, Alabama.

         B. K. Goodwin, III. Mr. Goodwin is the Chairman of the Board, Chief Executive Officer and President of the Company and First Financial, positions he has occupied since January 1, 1996.

         James E. Mulkin. Mr. Mulkin is the President of Mulkin Enterprises, Bessemer, Alabama, a diversified business operation.

Director Emeritus

         Malcolm E. Lewis. Mr. Lewis retired. He was formerly owner and President of Polar Storage Locker Plant, a processor for wholesale and retail meat sales.

Other Executive Officer

         Lynn J. Joyce, age 41, is Chief Financial Officer, Executive Vice President, Secretary and Treasurer of the Company and First Financial.

Corporate Governance

         Board of Director and Stockholder Meetings. The Board of Directors met 17 times during the fiscal year ended December 31, 2004. All directors attended at least 75% of the Board of Directors meetings and assigned committee meetings in 2004. The Company encourages directors attendance at its annual stockholder meetings and requests that directors make reasonable efforts to attend such meetings. All of the members of the Board of Directors attended the 2004 annual meeting of stockholders.

         Board of Director Independence. Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable Nasdaq rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be "independent directors." The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members' relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company's Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that Messrs. Koikos, Moore, Mulkin, Blair and Russell are independent directors of the Company within the meaning of applicable National Association of Securities Dealers, Inc. ("NASD") listing standards.

         Independent members of the Board of Directors of the Company met in executive session without management present two times during the fiscal year ended December 31, 2004, and are scheduled to do so at least two times per year.

         Stockholder Communications. Stockholders may communicate directly with members of the Board of Directors or the individual chairman of standing Board of Directors committees by writing directly to those individuals at the following address: 1630 Fourth Avenue North, Bessemer, Alabama 35020. The
Company's general policy is to forward, and not to intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual, unless the Company believes the communication may pose a security risk. The Board of Directors reserves the right to revise this policy in the event it is abused, becomes unworkable or otherwise does not efficiently serve the policy's purposes.

         Code of Ethics. The Board of Directors has adopted a Code of Ethics that applies to all officers, other employees and directors. The Code of Ethics was included as an exhibit to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, which was filed with the SEC on March 30, 2004.

Committees of the Board of Directors

         The Board of Directors  has a standing  Audit  Committee,  Compensation
Committee, and Nominating and Corporate Governance Committee. The Board of Directors has determined that all of the directors who serve on these committees are independent within the meaning of applicable SEC rules and NASD listing standards. The Board of Directors has adopted a charter for each of the three standing committees.

         Audit Committee. The members of the Audit Committee are Mr. Russell, who serves as the chairman, and Messrs. Blair, Koikos, Moore, and Mulkin. Each of the members of the committee is independent within the meaning of applicable Nasdaq rules. The Board of Directors has determined that the Chairman of the Audit Committee, Mr. Russell, is an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B.

         The Audit Committee has oversight responsibility for the quality and integrity of the Company's financial statements. The committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee. The Audit Committee met four times during 2003. The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Company provided to the SEC, the stockholders and the general public; (ii) the Company's internal financial and accounting processes; and (iii) the independent audit process. Additionally, the Audit Committee has responsibilities relating to: (i) registered public accounting firms; (ii) complaints relating to accounting, internal accounting controls or auditing matters; (iii) authority to engage advisors; and (iv) funding as determined by the audit committee. These and other aspects of the Audit Committee's authority are more particularly described in the Audit Committee Charter adopted by the Board of Directors, as amended and attached hereto as Appendix A.

         In 2004, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent auditor, KPMG LLP. The policy requires that all services to be provided by KPMG LLP, including audit services and permitted audit-related services, must be pre-approved by the Audit Committee. KPMG LLP does not provide non-audit services to the Company. The Audit Committee approved all audit and audit-related services provided by KPMG LLP during 2004.

         Compensation Committee. The independent members of the Board of Directors serve as the Compensation Committee. The Compensation Committee met one time. The functions of the Compensation Committee include making recommendations to the Board of Directors concerning compensation, including incentive compensation, of the executive officers. The Compensation Committee also administers the Company's stock incentive plans.

         Nominating and Corporate Governance Committee. The independent members of the Board of Directors serve as the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or re-election to the Board of Directors, including those recommendations submitted by stockholders, the evaluation of the performance of the Board of Directors and its committees, and the evaluation and recommendation of corporate governance policies. The Nominating and Corporate Governance Committee Charter, attached as Appendix B to the Company's Proxy Statement furnished in connection with the 2004 Annual Meeting of Stockholders filed with the SEC on March 22, 2004, is not currently available on the Company's website. In 2004, the Nominating and Corporate Governance Committee held one meeting for selecting management nominees for election as directors.

         It is a policy of the Nominating and Corporate Governance Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment and have skills and expertise appropriate for the Company and serving the long-term interests of the Company's stockholders. The committee's process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the committee reviews such directors' overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Company during the applicable time period; and (2) in the case of new director candidates, the committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The committee meets to discuss and consider such candidates' qualifications, including whether the nominee is independent within the meaning of Nasdaq rules, and then selects a candidate for recommendation to the Board of Directors by majority vote. In seeking potential nominees, the Nominating and Corporate Governance Committee uses its and management's network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the committee rejected a timely director nominee from a stockholder(s) holding more than 5% of the Company's voting stock.

         The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders provided the stockholders follow the procedures set forth in Article I, Section 6(c) of the Company's By-laws. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or otherwise.

         Article I, Section 6(c) of the Company's By-laws governs nominations of candidates for election as director at any annual meeting of stockholders and provides that such nominations, other than those made by the Board, may be made by any stockholder entitled to vote at such meeting if the nomination is made in accordance with the procedures set forth in Article I, Section 6(c), which are summarized below.

         A stockholder's notice of nomination must be delivered to, or mailed and received at, the Company's principal executive offices not later than 90 days before the date of the meeting; provided, however, that in the event less than 100 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the tenth day following the date on which notice was mailed or public disclosure was made. A stockholder's notice must set forth (i) as to each nominee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and serving as a director if elected); and (ii) as to the stockholder giving the notice, the name and address, as they appear in the Company's books, of such stockholder, and the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder.

         The Nominating and Corporate Governance Committee may reject any nomination by a stockholder not made in accordance with the requirements of
Article I, Section 6(c).

Audit Committee Report

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

         During fiscal 2000, the Audit Committee developed a Charter, which was approved by the full Board of Directors and amended in 2004. The Charter reflects standards set forth in Securities and Exchange Commission ("SEC") regulations and NASD listing standards, recognizes the Audit Committee's responsibilities.

         In fulfilling its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the compliance/internal audit function. The Committee reviewed with both the independent and the compliance/internal auditors their audit plans, audit scope, and identification of audit risks.

         The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the compliance/internal audit examinations.

         The Audit Committee reviewed the Company's internal controls and, consistent with Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, met with management and the auditors to receive any information concerning significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. The Audit Committee adopted a plan for compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Audit Committee will obtain updates by management on the process. The Audit Committee held discussions with management prior to the release of the Company's quarterly financial information and the filing of any such information with the SEC.

         The Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2004, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board (and the Board approved) that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the SEC. The Committee also appointed the independent auditors.

         The Audit Committee also annually reviews its charter, reports to the Board of Directors on its performance and conducts a committee self-assessment process.

         Respectfully submitted on March 15, 2005.

         G. Larry  Russell, Chairman
         Fred T. Blair
         James B. Koikos
         E. H. Moore,
         Jr. James E. Mulkin

Executive Compensation and Other Benefits

         Summary Compensation Table. The following table sets forth the cash and noncash compensation for the years ended December 31, 2004, 2003, and 2002, awarded to or earned by the Chief Executive Officer and the Chief Financial Officer of the Company. No other executive officer of the Company earned salary and bonus for the year ended December 31, 2004, in excess of $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                                          Long-Term Compensation
                                                                                     --------------------------------
                                                  Annual Compensation                                Awards   Payouts
                                 ----------------------------------------------      -----------------------  -------
                                                                      Other          Restricted  Securities
    Name and                                                          Annual           Stock     Underlying   LTIP      All Other
Principal Position               Year      Salary       Bonus      Compensation (1)   Awards(2)   Options    Payouts  Compensation
------------------               ----     ---------    ---------   ------------       ------      -------    -------  ------------
B. K. Goodwin, III
  Chairman of the                2004     $218,700     $13,778       $   --          $2,940(3)     1,960     $   --       $21,364(5)
  Board, Chief
  Executive Officer              2003     $218,700     $18,655       $   --          $4,343       32,485     $   --       $22,205
  and President of
   the Company                   2002     $218,700     $ 3,937       $   --          $  623          415     $   --       $26,421
  and First Financial
Lynn J. Joyce
  Chief Financial Officer, 2004           $119,400     $ 7,535       $   --          $1,612(4)     1,075     $   --       $ 2,760(5)
  Executive Vice Presi-
  dent, Secretary and            2003     $115,000     $ 9,759       $   --          $2,272       16,300     $   --       $ 2,432
  Treasurer of the
  Company and First              2002     $108,700     $ 1,957       $   --          $  308          205     $   --       $ 1,881
  Financial

----------
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers during the year ended December 31, 2004, did not exceed 10% of the executive officer's salary and bonus.

(2) Calculated by multiplying the number of shares of Common Stock awarded pursuant to the Incentive Plan based on the closing sale price of the Common Stock on the date the shares were awarded as reported on the Nasdaq SmallCap Market ($7.50 per share). Pursuant to the Incentive Plan, Mr. Goodwin and Mrs. Joyce are entitled to receive dividends and other distributions made with respect to such shares. See "Directors' Compensation."

(3) As of December 31, 2004, Mr. Goodwin held 750 shares of restricted stock with an aggregate value of $5,468 based on the closing sale price of the Common Stock on such date ($7.29 per share). Of this amount, 324 shares will vest in 2005, 296 shares will vest in 2006 and 130 shares will vest in 2007.

(4) As of December 31, 2004, Mrs. Joyce held 401 shares of restricted stock with an aggregate value of $2,923 based on the closing sale price of the Common Stock on such date ($7.29 per share). Of this amount, 172 shares will vest in 2005, 158 shares will vest in 2006 and 71 shares will vest in 2007.

(5) Includes director's fees of $18,000 paid to Mr. Goodwin. See " Directors' Compensation." Also includes $3,364 and $2,760 paid to Mr. Goodwin and Mrs. Joyce, respectively, for unused vacation and sick leave.

         Option Grants in the Year Ended December 31, 2004. The following table contains information concerning grants of stock options during the year ended December 31, 2004, to the executive officers named in the Summary Compensation Table, above. Options were granted pursuant to the Incentive Compensation Plan.

                           Number of Securities      % of Total Options     Exercise or Base
                           Underlying Options       Granted to Employees          Price         Expiration
         Name              Granted (# of Shares)      in Fiscal Year          ($ per Share)        Date
         ----              ---------------------      --------------          -------------     ----------
B. K. Goodwin, III                1,960                    11.4%                 $7.50           9/30/2014
Lynn J. Joyce                     1,075                     6.2%                 $7.50           9/30/2014

         Aggregate Year Ended December 31, 2004, Option Exercises and December 31, 2004, Option Values. The following table sets forth information concerning options exercised during the year ended December 31, 2004, and the value of options held by the named executive officers at December 31, 2004.

                                                              Number of Securities         Value of Unexercised
                                                              Underlying Exercised         In-the-Money Options
                                                          Options at December 31, 2004     December 31, 2004(1)
                              Shares          Value       ----------------------------     --------------------
         Name         Acquired on Exercise  Realized(1)     Exercisable/Unexercisable    Exercisable/Unexercisable
         ----         --------------------  -----------     -------------------------    -------------------------
B. K. Goodwin, III              --          $     --               78,910/--                   $ 46,190/$0
Lynn J. Joyce                  800          $  1,632               38,518/--                   $ 22,047/$0

----------
(1) Calculated based on the fair market value of the underlying Common Stock as reported on the Nasdaq SmallCap Market at December 31, 2004.

         Employment Agreements. Effective January 1, 1996, the Company and First Financial entered into employment agreements with Mr. Goodwin in his respective capacities as Chief Executive Officer and President of the Company and First Financial and with Mrs. Joyce as Executive Vice President of First Financial (collectively, the "Employment Agreements"). The Employment Agreements have been assumed by First Financial and are intended to enable the Company and its banking subsidiaries to maintain a stable and competent management base.

         The Employment Agreements provide for three-year terms and may be extended each year for an additional year so that the remaining term shall be three years. The Employment Agreements were extended for an additional year as of January 1, 2004. The Employment Agreements provide for, among other things, a discretionary cash bonus, participation in all employee benefit plans, death benefits and reimbursement of reasonable out-of-pocket business expenses. In the event of the executive's death, the Employment Agreements provide for payment of the remaining compensation due thereunder, plus medical insurance for the executive's spouse for six months thereafter.

         The Employment Agreements provide for termination for cause at any time. In the event termination is other than for cause, the executive would be entitled to receive his base salary for the remaining term of the Employment Agreement, plus in the case of Mr. Goodwin, his salary for an additional 12-month period. In addition, Mr. Goodwin would be entitled, at his election, to continued insurance benefits coverage through the expiration of the term of his Employment Agreements or a cash payment in an amount equal to the cost of obtaining substantially equal benefits, while Mrs. Joyce would be entitled to continued coverage for a period of six months following termination.

         In the event of a change in control that results in either the dismissal of the executive or the executive's voluntary resignation for any reason within 30 days thereafter, the executive would be entitled to a severance payment equal to the excess of (i) 2.99 times the " base amount," as defined in
Section 280G(b)(3) of the Internal Revenue Code, over (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the executive receives on account of the change in control. Subject to the foregoing, the executive's life, health, accident, and disability coverage would be continued for six months following termination and, in the event of executive's death, pay death benefits and health insurance (for the remainder of the six month period, if any) to the executive's surviving spouse, if any. In addition, during the first year following a change in control, Mr. Goodwin would receive such severance payment if he voluntarily terminates employment within 90 days of the occurrence of certain specified events (for example, a required move of his personal residence or a material reduction in his base compensation) which had not been agreed to in advance. The aggregate payments that would be made to the executives assuming termination of employment under the foregoing circumstances at December 31, 2004, and without regard to other severance payments would have been approximately $1,000,000.

         In addition, all directors of the Company have entered into Indemnification Agreements with the Company. For a description of the terms of such Indemnification Agreements, see "Directors' Compensation -- Indemnification Agreements."

Directors' Compensation

         Fees. The directors of the Company receive $900 per month in connection with their service on the Board of Directors of the Company and $600 per month in connection with their service on the Board of Directors of First Financial. Audit Committee members receive $300 per quarter and the Audit Committee Chairman receives an additional $300 per quarter.

         Incentive Compensation Plan and Sales Incentive Plan. The Company maintains the Incentive Compensation Plan, the purpose of which is to provide incentive compensation for eligible employees and directors in the event the Company achieves certain performance goals indicative of its profitability and stability. A mathematical formula set forth in the Incentive Plan determines three forms of incentive compensation that participants may receive: (i) quarterly cash bonuses ("Bonuses"), (ii) restricted stock awards ("Restricted Stock"), and (iii) stock options ("Options"). For each year in which the Incentive Plan is in effect, the Company will pay each participant a Bonus equal to the product of (i) the participant's annual base salary or director's fees, and (ii) a "Bonus Percentage," defined as the sum of (a) "Safe ROA Bonus Percentage" which considers return-on-assets ("ROA") compared to the median ROA of other members of a peer group in the Southeast, the nonperforming assets ("NPA") compared to the peer group and the CAMEL rating of First Financial, plus
(b) "Growth Rewards," which are determined by the Board of Directors each year.

         The Company maintains the Sales Incentive Plan, the purpose of which is to provide incentive compensation for eligible employees in the event certain performance goals are met. The performance goals are set by the Committee and the participant may receive quarterly cash bonuses ("Bonuses"). Certain participants of the Sales Incentive Plan are also eligible for (i) restricted stock awards ("Restricted Stock"), and (ii) stock options ("Options") awarded under the Incentive Compensation Plan.

         For each Incentive Compensation Plan and Sales Incentive Plan year, each participating key employee and director will receive a Restricted Stock award in the form of a right, conditioned on the participant's future performance of services, to shares of Common Stock. On a per capita basis, non-employee directors receive in the aggregate, shares of Restricted Stock having an aggregate fair market value equal to 10% of the total Bonuses paid to directors and key employees for such year. On a pro rata basis, key employees receive a Restricted Stock award based on their relative compensation equal to 20% of the total Bonuses paid to directors and key employees for such year. Vesting of Restricted Stock awards will generally occur at the rate of 33 1/3% per year of a participant's service after the date of the Restricted Stock award. Vesting will be accelerated to 100% upon a participant's retirement at or after age 65, death, discharge from service for any reason other than cause, or a change in control of the Company. In the event of a change in control, a participant will be entitled to receive Incentive Plan benefits for the Plan year based on the number of days during the year in which the Incentive Compensation Plan was in effect and the benefits paid to the participant during the preceding three Incentive Compensation Plan years.

         In addition, for each Incentive Compensation Plan year, each participating key employee and director will receive Options to purchase five times the number of shares subject to a Restricted Stock award granted to the participant for such year.

         1995 Stock Option Plan. Pursuant to the 1995 Stock Option Plan, directors and selected employees of the Company and its affiliates are eligible to receive options to acquire shares of Common Stock, stock appreciation rights and restricted stock awards (collectively, the "Awards"). Effective May 19, 1998, each director of the Company received a restricted stock award for 2,000 shares of Common Stock that vests at the rate of 20% per year of service and accelerates to 100% upon a Change in Control, as defined in the 1995 Stock Option Plan, or termination of service due to death, disability, or retirement after age 65. Awards may also be granted at the discretion of a committee that is comprised solely of non-employee members of the Board of Directors. Participants may elect to defer receipt of all or a percentage of shares that would otherwise be transferred upon the vesting of a restricted stock award.

         Deferred Compensation Plan. The Company maintains a Deferred Compensation Plan pursuant to which directors, officers and select employees may annually elect to defer the receipt of Board fees and up to 25% of their salary. In June 1998, the Company merged the Directors' Retirement Plan with and into the Deferred Compensation Plan. Associated with the Deferred Compensation Plan is a separate grantor trust to which all fee and salary deferrals may be contributed. The trust assets will be used to pay benefits to participants, but are subject to the claims of general creditors until distributed from the trust. Subject to the guidelines under the Deferred Compensation Plan, each participant may elect (i) the time and manner under which his or her Plan benefit will be paid, and (ii) the measure of the deemed investment return on his or her deferred compensation account. Such return may be based in whole or part on either the rate of return on Common Stock or First Financial's highest yielding one-year certificate of deposit. A participant who elects the Company's common stock rate of return will be distributed shares of the Company's common stock when his or her plan benefit is paid. Each director of the Company, whenever elected or appointed and whether or not also employed by the Company, is also entitled to receive an initial credit to his or her account of $71,000, which will vest based on his or her overall years of service as a director of the Company. Vested benefits become payable at the election of a participant as made one year prior to distribution. If a participant dies prior to collecting his or her entire vested benefit under the Deferred Compensation Plan, the value of such vested but unpaid benefit will be paid to the director's designated beneficiary or estate. The Company will contribute amounts to the trust equal to the accrued expense for Plan benefits. The trust assets equal or exceed the amount of the individual participant accounts at December 31, 2004. The Board of Directors of the Company is responsible for management of the operation and administration of the Deferred Compensation Plan and has the discretion to amend the Plan and the related trust agreements (subject to participant consent as to vested benefits).

         2001 Stock Incentive Plan. Pursuant to the 2001 Stock Incentive Plan, directors and selected employees of the Company and its affiliates are eligible to receive options to acquire shares of Common Stock, stock appreciation rights, deferred share awards, restricted stock awards, other stock-based awards, reload options and non-stock awards in the form of cash bonuses and credits to deferred compensation accounts. During fiscal 2003, the Board of Directors were each granted 10,000 options to acquire shares of common stock at the market value on the date of grant. Of the options granted, 5,000 were exercisable immediately and 5,000 are exercisable in December 2004.

         Indemnification Agreements. The Company has entered into Indemnification Agreements (the "Indemnification Agreements") with each of the Company's directors and with certain officers of the Company and First Financial. The Indemnification Agreements provide for retroactive as well as prospective indemnification to the fullest extent permitted by law against any and all expenses (including attorneys' fees and all other costs and obligations), judgments, fines, penalties and amounts paid in settlement in connection with any claim or proceeding arising out of that person's service as an officer or director of the Company or First Financial. The Indemnification Agreements also provide for the prompt advancement of expenses to the director or officer in connection with investigating, defending or being a witness or participating in any proceeding. The Indemnification Agreements further provide a mechanism through which the director or officer may seek court relief in the event the Company's Board of Directors (or other person appointed by such Board) determines that the director or officer would not be permitted to be indemnified under applicable law. The Indemnification Agreements impose on the Company the burden of proving that the director or officer is not entitled to indemnification in any particular case.

         Following a Change in Control, all determinations regarding a right to indemnity and a right to advancement of expenses shall be made by independent legal counsel to be selected by the director or officer and approved by the Board. The Indemnification Agreements provide that a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 25% or more of the total voting power represented by the Company's then outstanding Voting Securities, or (ii) during any 24-consecutive-month-period, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets.

In the event of a potential change in control, the director or officer may require the Company to establish a trust in an amount sufficient to cover the anticipated claims under the agreement.

         While not requiring the maintenance of directors' and officers' liability insurance, the Indemnification Agreements require that the directors and officers be provided with maximum coverage if there is such a policy.
Further, the Indemnification Agreements provide that if the Company pays a director or officer pursuant to an Indemnification Agreement, the Company will be subrogated to such director's or officer's rights to recover from third parties.

Equity Compensation Plans

         The following table summarizes the Company's equity compensation plans as of December 31, 2004:

                                     Number of securities                                Number of securities
                                       to be issued upon          Weighted-average      remaining available for
                                         exercise of             exercise price of     future issuance under
                                     outstanding options,        outstanding options,    equity compensation
                                      warrants and rights        warrants and rights            plans
                                     --------------------        -------------------    ----------------------
Equity compensation plans
   approved by security holders               339,959                   $  7.55                  80,041

Equity compensation plans
   not approved by security holders                 -                         -                       -
                                             --------                   -------                 -------

   Total                                       339,959                  $  7.55                  80,041
                                             =========                  =======                ========

Transactions with Management

         First Financial offers loans to officers and directors in the ordinary course of business. Such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliates and do not involve more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors has selected the firm of KPMG LLP ("KPMG") as independent accountants for the Company for the fiscal year ending December 31, 2005. Representatives of KPMG are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees and Other Matters

         KPMG provided audit services to the Company consisting of the annual audit of the Company's 2003 and 2004 consolidated financial statements contained in the Company's Annual Reports on Form 10-KSB and reviews of the financial statements contained in the Company's Quarterly Reports on Form 10-QSB for 2003 and 2004.

                               Fiscal Year                          Fiscal Year
Fee Category                       2004            % of Total           2003             % of Total
---------------------------    -----------         ------------    ---------------       ------------
Audit Fees                     $    76,500               80%       $     69,700                78%
Audit-Related Fees             $        --               --%       $         --                --%
Tax Fees                       $    19,500               20%       $     19,500                22%
All Other Fees                 $        --               --%       $         --                --%
                               -----------         ---------       ------------          ---------

Total Fees                     $    96,000              100%       $     89,200               100%
                               ===========         =========       ============          =========

         KPMG did not provide any advice regarding financial information systems design and implementation during 2003 and 2004.

         Audit Fees. These are fees related to professional services rendered in connection with the audit of the Company's annual financial statements, reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-QSB, and accounting consultations that relate to the audited financial statements and are necessary to comply with generally accepted auditing standards.

         Tax Fees. These are fees billed for professional services related to tax compliance, tax advice and tax planning, including services provided in connection with assistance provided in the preparation and filing of tax returns.

         No fees were paid to KPMG for items which would have been classified as Audit Related Fees or All Other Fees for the years ended December 31, 2004 and 2003.

Policy on Pre-approval of Audit and Permissible Non-audit Services

         The Audit Committee has considered whether the provision of non-audit services by the Company's independent auditor is compatible with maintaining audit independence and determined that the independent auditor should not be engaged for non-audit services. The Audit Committee's policy is to pre-approve all audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. In assessing requests for services by the independent auditors, the Audit Committee considers whether these services are consistent with the auditors' independence, whether the independent auditors are likely to provide the most effective and efficient service based upon the auditors' familiarity with the Company and whether the service could enhance the Company's ability to manage or control risk or improve audit quality. The Audit Committee may also pre-approve particular services on a case-by-case basis. Audit services included only those services described above for "Audit Fees" and "Tax Fees." All of the tax services and related fees in 2004 were approved in advance by the Audit Committee.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote such proxy in respect thereof as directed by a majority of the Board of Directors. Under SEC rules and the Company's Bylaws, if a stockholder notifies the Company of such stockholder's intent to present a proposal at the Meeting after January 27, 2005, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Meeting, without any discussion of the matter in this Proxy Statement.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2004 Annual Report to Stockholders, which includes the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, including the financial statements and financial statement schedules therto, as filed with the SEC is enclosed with this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         It is expected that the 2006 Annual Meeting of Stockholders will be held on or about April 25, 2006. In order to be eligible for inclusion in the Company's proxy materials for the 2006 Annual Meeting, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1630 Fourth Avenue North, Bessemer, Alabama 35020, no later than November 23, 2005. With respect to the 2006 Annual Meeting, notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy materials, is required under the Company's Bylaws to be received by January 25, 2006. Under SEC rules, if a stockholder notifies the Company of such stockholder's intent to present a proposal for consideration at the 2006 Annual Meeting after such date, the Company, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials. Nothing in this paragraph shall be deemed to require the Company to include in its proxy materials relating to the 2006 Annual Meeting, or to consider and vote upon at such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             Lynn J. Joyce
                                             Secretary
Bessemer, Alabama
March 23, 2005

                                                                      APPENDIX A

                             FIRSTFED BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

     The primary function of the Audit Committee of the Board of Directors of FirstFed Bancorp, Inc. (the "Company") is its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company; the Company's internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

      o Review and appraise the audit efforts of the Company's independent accountants and compliance/internal auditing department.

      o Provide an open avenue of communication among the independent accountants, financial and senior management, the compliance/internal auditing department, and the Board of Directors.

II.  COMPOSITION

     The Audit Committee shall be composed of all directors who are independent of the management of the Company, are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member and are independent as defined in applicable rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication. All members should be able to read and understand financial statements, including a balance sheet, income statement and cash flow statement. If a member of the Committee is an "Audit Committee financial expert," as defined by applicable legislation and regulation, that fact must be determined by the Committee and reported to the Board.

III. RESPONSIBILITIES AND DUTIES

     In carrying out its responsibilities, the Audit Committee will:

      o Have full access to books, records, facilities and personnel of the Company and its subsidiaries.

      o Select, appoint, compensate, oversee and, if necessary, discharge the independent auditors to be selected to audit the financial statements of the Company. Confirm and assure the independence of the independent auditors. Receive from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in dialogue with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the outside auditor.

      o Review with the independent auditors the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

      o     Review  the  compliance/internal   audit  function  of  the  Company
            including   the   independence   and   authority  of  its  reporting
            obligations, and the proposed audit plans for the coming year.

      o Receive prior to each meeting, a summary of findings from completed compliance/internal audits.

      o     Review the Company's  major financial risk exposures with management
            and  steps   management  has  taken  to  monitor  and  control  such
            exposures.

      o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

      o The Chairman of the Audit Committee shall review interim financial reports before filing with the regulators, and consider whether they are complete and consistent with information known to Committee member.

      o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

      o Pre-approve all services to be provided by the independent auditors, including audit services and permitted audit-related and non-audit services. Without prior approval of the Audit Committee, the independent auditors will not be retained for non-audit or non-tax services.

      o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

      o     Review and update the Audit Committee's  Charter annually requesting
            Board  approval  for  proposed  changes,   and  ensure   appropriate
            disclosure as may be required by law or regulation.

      o Determine whether the relationship between the existing independent auditors and the Company complies with applicable law, regulation and listing standards.

      o Resolve any disagreements between management and the independent auditors regarding financial reporting. Management of the Company is responsible for the preparation and integrity of the Company's consolidated financial statements. Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies as well as internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and performing proper audits, including an audit of the Company's annual consolidated financial statements filed on Form 10-KSB, and other procedures, including reviews of the Company's unaudited interim consolidated financial statements prior to the filing of each quarterly report filed on Form 10-QSB.

      o Establish appropriate procedures for receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees regarding questionable accounting or auditing matters.

      o Establish a Code of Ethics for the Company's senior financial officials and approve any change in or waiver of the Code.

      o     Conduct an annual self-evaluation of the Committee's effectiveness.

[X]PLEASE MARK VOTES              REVOCABLE PROXY
   AS IN THIS EXAMPLE         FIRSTFED BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2005

      The undersigned hereby appoints G. Larry Russell,  Fred T. Blair and James
E. Mulkin, and each of them, with full powers of substitution, to act as proxies for the undersigned to vote all shares of the Company's common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 26, 2005, at 4:30 p.m., local time, and at any and all adjournments thereof, as follows:

                                                                   With- For All
1. The election as  directors of the nominees  listed       For    hold   Except
   (except as marked to the contrary below):                [_]     [_]    [_]

   James B. Koikos and E.H. Moore, Jr.

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except"and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTORS OF ALL THE NOMINEES LISTED ABOVE.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR ELECTION AS A DIRECTOR. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
  Detach above card, date, sign and mail in postage-prepaid envelope provided.

                             FIRSTFED BANCORP, INC.
                                BESSEMER, ALABAMA
--------------------------------------------------------------------------------
      Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a Proxy Statement dated March 23, 2005, and the Company's 2004 Annual Report to Stockholders.

      Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                 PLEASE COMPLETE, DATE, SIGN ANDMAIL THIS PROXY
               PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


----------------------------------------

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